Property, Plant and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
Property, plant and equipment, including equipment acquired under capital lease obligations, are summarized as follows as of December 31, 2014 and 2013:

(in thousands)	Estimated useful life (in years)	2014	2013
Land	—	$15,653	$17,172
Buildings and improvements	2-40	300,131	301,069
Machinery and equipment	3-10	244,906	232,097
Computer software	2-10	102,835	103,965
Furniture and office equipment	1-13	86,556	86,326
Construction in progress	—	70,575	97,093
		820,656	837,722
Less: Accumulated depreciation and amortization		(392,563)	(392,678)
Property, plant and equipment, net		$428,093	$445,044

Amortization of assets acquired under capital lease obligations is included within accumulated depreciation and amortization above for the years ended December 31, 2014 and 2013, respectively. For the years ended December 31, 2014, 2013 and 2012 depreciation and amortization expense totaled $67.9 million, $72.5 million and $64.8 million, respectively. For the years ended December 31, 2014, 2013 and 2012 amortization expense related to computer software costs totaled $12.9 million, $10.8 million and $8.2 million, respectively. In connection with the restructuring discussed more fully in Note 6, impairment charges of $19.6 million, $16.2 million and $11.6 million related to discontinued projects were recorded in December 31, 2014, 2013 and 2012, respectively.
Repairs and maintenance expense was $15.9 million, $14.0 million and $13.7 million in 2014, 2013 and 2012, respectively. For the year ended December 31, 2014 and 2013, construction in progress includes amounts related to ongoing software development projects and the construction of new facilities in the United States. For the years ended December 31, 2014, 2013 and 2012, interest capitalized in connection with construction projects was not significant.